UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 15, 2013

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition.

The information set forth under Item 8.01 and Item 9.01 of this Current Report on Form 8-K is incorporated herein by this reference if and to the extent that any information included in the first and second paragraphs of the letter to the company’s shareholders attached as Exhibit 99.1 to this Current Report on Form 8-K is deemed to require disclosure under this item.

Item 8.01                   Other Events.

Roberts Realty Investors, Inc. mailed its proxy materials and annual report to its shareholders on October 15, 2013 for its annual meeting scheduled for November 19, 2013.  The annual report included a letter to the company’s shareholders from its Chief Executive Officer, Charles S. Roberts.  A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit

99.1	Letter to the shareholders of Roberts Realty Investors, Inc. from its Chief Executive Officer included in the company’s annual report to shareholders mailed on October 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: October 15, 2013	By:	/s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer